UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                              February 6, 2007

UNUMPROVIDENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) UnumProvident Corporation announced today that Joseph M. Zubretsky, Senior Executive Vice President of Finance, Investments and Corporate Development, notified the Company on February 6, 2007 that he is resigning effective February 28, 2007, to take a position with another company closer to his family in the Northeast.

A copy of the press release announcing the resignation of Mr. Zubretsky is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Report:

99.1	Press release of UnumProvident Corporation dated February 7, 2007, announcing resignation of Joseph M. Zubretsky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnumProvident Corporation (Registrant)

Date: February 7, 2007	By:	/s/ Susan N. Roth
Name: Susan N. Roth Title: Vice President, Corporate Secretary & Assistant General Counsel

INDEX TO EXHIBITS

EXHIBIT

99.1	Press release of UnumProvident Corporation dated February 7, 2007, announcing resignation of Joseph M. Zubretsky